Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
14.	COMMITMENTS AND CONTINGENCIES

Lease commitment

The Group leases certain office premises under non-cancellable leases. These leases expire through 2018 and are renewable upon negotiation. Rental expenses under operating leases for the years ended December 31, 2013, 2014 and 2015 were $937, $2,995 and $3,715, respectively.

Future minimum payments under non-cancellable operating leases as of December 31, 2015 were as follows:

2016	$1,605
2017	416
2018	26

Total	$2,047

Investment commitments

The Group was obligated to subscribe $nil and $2,702 for partnership interest of the equity-method investees under various arrangements as of December 31, 2014 and 2015, respectively.

Contingencies

On October 22, 2015, the Group was served a civil complaint by Guangzhou Tian He People’s Court in which the plaintiff claimed that Xiaoyao Xiyou, a game that the Group operated and currently operates, infringed upon the plaintiff’s copyright in works of literature and art of a game, constituting unfair competition. The plaintiff demanded that the Group to cease the infringement and pay compensation and legal costs totalling approximately $1,544.

The Group believes the claim made by the plaintiff is without merit, and the Group intends to defend vigorously in the cases. Although the outcome of litigation is inherently uncertain, the Group does not believe the possibility of loss is probable. The Group is unable to estimate a range of loss, if any, that could result if there would be an adverse final decision, and the Group has not accrued a liability for the matter.